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                      SUPPLEMENT DATED OCTOBER 30, 2003 TO
        PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS DATED JANUARY 29, 2003


THE OAKMARK GLOBAL FUND - NEW CO-MANAGER
Clyde S. McGregor, C.F.A., has become co-manager of The Oakmark Global Fund with Michael J. Welsh, succeeding Gregory L. Jackson. Mr. McGregor is also co-manager of The Oakmark Equity and Income Fund. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).


                                                                       SUPPOCT03